EXHIBIT 99.2
                                  RISK FACTORS


     All statements, trend analysis and other information contained in the following discussion relative to markets for our products and trends in sales, gross profit and anticipated expense levels, as well as other statements, including words such as "may," "anticipate," "believe," "plan," "estimate," "expect," and "intend" and other similar expressions constitute forward-looking statements. These forward-looking statements are subject to business and economic risks and uncertainties, and our actual results of operations may differ materially from those contained in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in "Risk Factors" as well as other risks and uncertainties referenced in this discussion.

         Investment in our shares of common stock is risky. You should consider carefully the following risk factors.


We have a limited operating history, therefore there is a high degree of uncertainty whether our business plans or our products will be successful.

     Up to the beginning of the year 2000, our company had been mainly focused on the research and development of our products and as a result had limited sales or revenues. There can be no assurance that the products that we offer will meet with wide market acceptance. In addition, there is no guarantee that, even if there proves to be a wide market for our products, such market will permit us to achieve profitability.

     None of our current products has achieved widespread distribution or customer acceptance. Although, some of our products have passed the development stage, we have not yet established that there exists a commercially viable market for any of them. Although we believe that we have the expertise to commercialize our products and establish a market for them, there is no assurance that we will be successful or that such products will prove to have widespread customer appeal.

We have a history of losses, and our future profitability is uncertain.

     Due to our limited operating history, we are subject to the uncertainties and risks associated with any new business. We have experienced significant operating losses every year since incorporation. We incurred a net loss of $31,472,615 for the year ended December 31, 2000 (1999 - $7,447,850 and 1998 -
$4,477,518) and reported an accumulated deficit at that date of $49,414,508 (1999 - $17,910,784). We incurred a net loss of $5,243,205 for the quarter ended June 30, 2001, a net loss of $13,159,913 for the six months ended June 30, 2001and reported an accumulated deficit at that date of $63,618,253. We expect to continue to incur losses for the foreseeable future.

     There can be no assurance that we will ever generate an overall profit from our products or that we will ever reach profitability on a sustained basis.

There is substantial doubt about our ability to continue as a going concern if we cannot raise significant additional funds.

     Projected cash flows from our current operations are not sufficient to finance our current and projected working capital requirements. Our independent auditors issued an opinion on our financial statements as of December 31, 2000 and for the year then ended which included an explanatory paragraph stating that we had incurred a significant operating loss for the year and had a deficit as of the end of the year which raised substantial doubt about our ability to continue as a going concern. Management continues to believe that there significant doubt as to the ability of the Company to continue as a going concern and included that statement in Note 1 of our financial statements, on Form 10-Q, for the quarter ended June 30, 2001.

     On June 4, 2001, we entered into an agreement with Crescent International Ltd. for the sale of $3,000,000 of Series D convertible preferred stock and the ability to sell $7,000,000 of common stock over the next two years subject to certain conditions and limitations as to timing and amounts of such sales. To date, we have not sold any common stock under the agreement and according to those terms, we are unable to sell sufficient amounts of stock to meet our current operating cash requirements. As a result, the Company's cash position has continued to deteriorate.

     We need to raise additional financing in order to continue to pursue our business plan. Even if we raise the maximum amount from the exercise of rights in our planned offering, we may need to secure additional financing. If we are unable to secure significant additional financing, we will have to curtail or suspend our business activities and may have to seek protection of the bankruptcy courts. If that happens, you could lose your entire investment.


Competition in the data communication industry is intense and there is uncertainty that given our new technology and limited resources that we will be able to succeed.

     Although our products are based on a wireless technology, we compete not only against companies that base their products on wireless technology, but also against companies that base their products on hard-wired technology (wire or fiber optic cable). There can be no assurance that we will be able to compete successfully in the future against existing or new competitors or that our operating results will not be adversely affected by increased price competition. Competition is based on design and quality of the products, product performance, price and service, with the relative importance of such factors varying among products and markets. Competition in the various markets we serve comes from companies of various sizes many of which are larger and have greater financial and other resources than we do and, thus, can withstand adverse economic or market conditions better than we can.

     Our future operating results are subject to a number of risks, including our ability or inability to implement our strategic plan, to attract qualified personnel and to raise sufficient financing as required. Inability of our management to guide growth effectively, including implementing appropriate systems, procedures and controls, could have a material adverse effect on our business, financial condition and operating results.

The data communication industry is in a state of rapid technological change and we may not be able to keep up.

     We may be unable to keep up with technological advances in the data communications industry. As a result, our products may become obsolete or unattractive. The data communications industry is characterized by rapid technological change. In addition to frequent improvements of existing technology, there is frequent introduction of new technologies leading to more complex and powerful products. Keeping up with these changes requires significant management, technological and financial resources. As a small company, we do not have the management, technological and financial resources that larger companies in our industry may have. There can be no assurance that we will be able or successful in enhancing our existing products, or in developing, manufacturing and marketing new products. An inability to do so would adversely effect our business, financial condition and results of operations.

We have limited intellectual property protection and there is risk that our competitors will be able to appropriate our technology.

     Our ability to compete depends to a significant extent on our ability to protect our intellectual property and to operate without infringing the intellectual property rights of others. We regard our technology as proprietary. We have applied for two patents but have no issued patents. We do not have any registered copyrights with respect to our intellectual property rights, and we rely on employee and third party non-disclosure agreements and on the legal principles restricting the unauthorized disclosure and use of trade secrets. Despite our precautions, it might be possible for a third party to copy or otherwise obtain our technology, and use it without authorization. Although we intend to defend our intellectual property, we cannot assure you that the steps we have taken or that we may take in the future will be sufficient to prevent misappropriation or unauthorized use of our technology. In addition, there can be no assurance that foreign intellectual property laws will protect our intellectual property rights. There is no assurance that patent application or copyright registration that may be filed will be granted, or that any issued patent or copyrights will not be challenged, invalidated or circumvented. There is no assurance that the rights granted under patents that may be issued or copyrights that may be registered will provide sufficient protection to our intellectual property rights. Moreover, we cannot assure you that our competitors will not independently develop technologies similar, or even superior, to our technology.

Use of our products is subordinated to other uses in that our products must not cause harmful interference to other equipment operating in the radio frequency band, and there is risk that our customers may have to limit or discontinue the use of our products.

     License-free operation of our products in certain radio frequency bands is subordinated to certain licensed and unlicensed uses of these bands. This subordination means that our products must not cause harmful interference to other equipment operating in the band, and must accept potential interference from any of such other equipment. If our equipment is unable to operate without any such harmful interference, or is unable to accept interference caused by others, our customers could be required to cease operations in some or all of these bands in the locations affected by the harmful interference. As well, in the event these bands become unacceptably crowded, and no additional frequencies are allocated to unlicensed use, our business could be adversely affected.

 Currently, our products are designed to operate in frequency bands for which licenses are not required in the United States, Canada and other countries that we view as our potential market. Extensive regulation of the data communications industry by U.S. or foreign governments and, in particular, imposing license requirements in the frequency bands of our products could materially and adversely affect us through the effect on our customers and potential customers. Continued license-free operation will depend upon the continuation of existing U.S., Canadian and such other countries' government policies and, while no planned policy changes have been announced or are expected, this cannot be assured.

You may suffer dilution if we issue substantial shares of our common stock:


o ________ upon conversion of notes issued to Capital Ventures International; o upon conversion of shares of the Series D 5% convertible preferred stock; o upon exercise of the outstanding warrants; o upon exercise of outstanding options; and o upon exercise of the warrants issued as part of our planned offering.


     We are obligated to issue a substantial number of shares of common stock upon the conversion of our convertible notes issued to Capital Ventures International and Series D preferred stock and exercise of our outstanding options and warrants. The price, which we may receive for the shares of common stock, that are issuable upon conversion or exercise of such securities, may be less than the market price of the common stock at the time of such conversions or exercise. Should a significant number of these securities be exercised or converted, the resulting increase in the amount of the common stock in the public market could have a substantial dilutive effect on our outstanding common stock.

     The conversion and exercise of all of the aforementioned securities or the issuance of new shares of common stock may also adversely affect the terms under which we could obtain additional equity capital. Even prior to the time of actual exercise or conversion of the aforementioned securities, the perception of a significant market overhang resulting from the existence of our obligation to honor such exercises could depress the market price of our common stock.

We may be subject to product liability claims and we lack product liability insurance.

     We face an inherent risk of exposure to product liability claims in the event that the products designed and sold by us contain errors, "bugs" or defects. There can be no assurance that we will avoid significant product liability exposure. We do not currently have product liability insurance and there can be no assurance that insurance coverage will be available in the future on commercially reasonable terms, or at all. Further, there can be no assurance that such insurance, if obtained, would be adequate to cover potential product liability claims, or that a loss of insurance coverage or the assertion of a product liability claim or claims would not materially adversely affect our business, financial condition and results of operations.

We depend upon third party manufacturers and there is risk that, if these suppliers become unavailable for any reason, we may for an unknown period of time have no product to sell.

     We depend upon a limited number of third party manufacturers to make our products. We do not have firm commitments from our suppliers, rather we rely on agreements which may be terminated by our suppliers at any time. If our suppliers are not able to manufacture for us for any reason, we would, for an unknown period of time, have difficulty finding alternate sources of supply. Inability to obtain manufacturing capacity would have a material adverse effect on our business, financial condition and results of operations.

Exercise of outstanding securities may reduce the market price and dilute the relative voting power of our outstanding common stock.

     The exercise of outstanding securities may result in substantial dilution to the equity interests of current holders of our common stock. Specifically, the issuance of a significant number of additional shares of our common stock would result in a decrease of the relative voting power of holders of our common stock which was issued and outstanding prior to the exercise of the securities. In addition, public resales of our common stock following exercise of the securities may depress the prevailing market price of our common stock. Even prior to the time of actual exercise of the securities, the perception of a significant market overhang resulting from the existence of our obligation to honor such exercises could depress the market price of our common stock.

If our common stock is delisted from the Nasdaq National Market, you may find it more difficult to sell your shares of WaveRider common stock.

     WaveRider common stock is currently listed on the Nasdaq National Market. On September 17, 2001, the last reported sale price of our common stock was $0.60 per share. If the minimum bid price falls below $1.00 for 30 consecutive trading days, we may not be able to maintain the standards for continued listing on the Nasdaq National Market and our common stock could be delisted. Such delisting could result in a less liquid market for our common stock than would otherwise exist on the Nasdaq National Market. As a result, WaveRider shares may be more difficult to sell because potentially smaller quantities of shares could be bought and sold, transactions could be delayed and security analyst and news coverage of our company may be reduced. These factors could result in lower prices and larger spreads in the bids and ask prices for our shares.

If WaveRider common stock were subject to the penny stock rules, its market liquidity could be adversely affected.

     The SEC's regulations define a "penny stock" to be an equity security that has a market price less than $5.00 per share, subject to certain exceptions. If our shares are delisted from the Nasdaq National Market, they are likely to become subject to the SEC penny stock rules which could adversely affect the market liquidity of our common stock. These rules impose additional sales practice requirements on broker dealers that sell low-priced securities to persons other than established customers and institutional accredited investors; and require the delivery of a disclosure schedule explaining the nature and risks of the penny stock market. As a result, the ability or willingness of broker-dealers to sell or make a market in our common stock might decline.

No dividends anticipated.

     We intend to retain any future earnings to fund the operation and expansion of our business. We do not anticipate paying cash dividends on our shares in the foreseeable future.